1 P R I V I L E G E D A N D C O N F I D E N T I A L \\intranet.barcapint.com\dfs-amer\group\Nyk\area\ibd\Industrial\Companies\Jeld-Wen\2015.07 Project Jamaica Dual Track\2015.10 IPO Execution\Presentation\Roadshow Presentation\Project Falcon_Roadshow Presentation_(1.13.17)_vNear Final_v10pm Q1 2017 Results Presentation | May 9, 2017

2 Disclosures Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward- looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our prospectus filed with the Securities and Exchange Commission on January 30, 2017, and our Annual Report on Form 10-K for the year ended December 31, 2016, to be filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for 2017 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; no changes in foreign currency exchange and tax rates; and favorable interest expense due to the recent debt reduction. The forward-looking statements included in this presentation are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The Company provides certain guidance on a non-GAAP basis because the Company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. We use Adjusted EBITDA and Adjusted EBITDA margin because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income (loss) as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income (loss), eliminating the impact of the following items: loss from discontinued operations, net of tax; gain (loss) on sale of discontinued operations, net of tax; equity (earnings) loss of non-consolidated entities; income tax; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation income (loss); other non-cash items; other items; and costs related to debt restructuring, debt refinancing, and the Onex investment. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less purchases of property, equipment, and intangible assets. Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures.

3 Introduction Mark Beck, President and CEO

JELD-WEN at a Glance

Business Highlights

- **Global market leader** in windows and doors
- Q1 2017 LTM Net Revenues of **$3.7 billion** and Adj. EBITDA of **$414 million** (**~11.1% margin**)
- **Scaled platform** creating competitive advantage
  - **115** manufacturing facilities in **19** countries
  - **20,000+** employees
  - **13,000+** customers
- **Long-standing customer relationships** with home centers, builders and independent dealers
- Six **strategic acquisitions** in the past 18 months – all on track to deliver strong ROI

Net Revenues Mix(1)

Product



Other
9%
Windows
24%
Doors
67%

Geography



Australasia
14%
N.A.
59%
Europe
27%

Application



Non-Resi.
10%
Resi. New Construction
45%
Resi. Repair & Remodel
45%

Key Brands

JELD-WEN WINDOWS & DOORS | aneeta | breezway
CORINTHIAN DOORS A JELD-WEN Company | DANA | DOORIA | KARONA by JELD-WEN
LaCANTINA DOORS | STEGBAR A JELD-WEN Company | SWEDOOR JELD-WEN | TREND WINDOWS & DOORS

GLOBAL MARKET LEADER WITH UNMATCHED SCALE

(1) Based on FY2016 results.

4

5 An Extraordinary Transformation Underway PROVEN TEAM DRIVING EARNINGS GROWTH AND FREE CASH FLOW Adjusted EBITDA Margin % Where We Are Today Our Proven Operating Model  Early stages of a multi-year turnaround  A global platform with scale, iconic brands and leading market positions  A team of accomplished leaders assembled from the best Industrials (Danaher, Cooper, UTC, etc.) executing a proven operating model • Self-help: quality, productivity, sourcing • Steady profitable growth: price, innovation, share-gain • Strategic M&A: as an industry consolidator Where We Are Going 1 2 3 4.4% 11.1% 15%+ FY 2013 Target*LTM Q1 2017 *Note: This presentation includes long-term targets, which are for illustrative purposes only. These long-term targets should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, if at all, such performance or results will be achieved.

6 Proven Operating Model Target Identification Target Cultivation Stage Gate Process Integration Playbook Performance Tracking Strategic M&AOperational Excellence Talent Management, JELD-WEN Excellence Model (JEM), and Enabling Technology WORLD-CLASS PERFORMANCE AND RETURNS New Products and Innovation Brand Strategy Channel Management Sales Force Effectiveness Pricing Optimization Profitable Organic Growth Safety and Compliance Quality System Customer Experience Productivity Sourcing

7 Operational Excellence JELD-WEN Excellence Model (JEM) ESTABLISHING A CONTINUOUS IMPROVEMENT CULTURE 2016 2017 2018 20192014 2015 Phase I: Establish mindset of discipline (e.g., Operating Cadence, Gemba Walks) Phase II: Deploy fundamental JEM tools (e.g., Daily Visual Management System, Basic Problem Solving, Standard Work, Model Area, 5S) Phase III: Deploy intermediate JEM tools (e.g., Total Productive Maintenance Cycle Time Reduction, Kaizen, Kanban, etc.) Phase IV: Continuously deploy advanced tools (e.g., Policy Deployment, Obeya, etc.) Ongoing Commitment to Continuous Improvement JEM Culture:

8 BUSINESS TRANSFORMATION DRIVING EARNINGS AND FCF IMPROVEMENT Net Revenue Growth Free Cash Flow(1) Financial Performance USD in millions $61.2 $81.0 7.7% 9.5% Q1 2016 Q1 2017 % Margin Adjusted EBITDA (1) Free Cash Flow is defined as cash flow from operating activities minus (i) purchases of property and equipment and (ii) purchases of intangible assets. $796.5 $847.8 Q1 2016 Q1 2017 ($49.0) ($18.0) Q1 2016 Q1 2017 6.4% increase 32.4% increase $31 mill ion increase

9 Financial Review Brooks Mallard, EVP and Chief Financial Officer

10 MARGIN EXPANSION CONTINUED IN Q1 2017 YoY Change(1) Net Revenues $847.8 6.4% Gross Margin $186.0 17.6% Gross Margin Percent 21.9% 200 bps Net Income $6.4 6.3% Adjusted EBITDA $81.0 32.4% Adjusted EBITDA Margin 9.5% 180 bps Q1 2017 Financial Summary USD in millions Q1 (1) See page 21 for note on “Adjustments to Previously Reported Financial Information”

11 Q1 2017 Pricing 2% 2% 1% 1% Volume/Mix 4% 3% 5% 6% Core Growth 6% 5% 6% 7% Acquisitions 1% 0% 0% 12% FX (1%) 0% (4%) 5% Total 6.4% 5.2% 1.6% 24.1% CORE GROWTH MOMENTUM CONTINUES ACROSS ALL REGIONS Q1 Net Revenues Walk JELD-WEN North America Europe Australasia

12 CORE GROWTH DRIVING GROWTH IN EARNINGS AND MARGIN 2017 YoY Change Net Revenues $484.1 5.2% Adjusted EBITDA $50.2 58.3% Adjusted EBITDA Margin 10.4% 350 bps North America Segment Performance USD in millions Q1 Wood Windows Vinyl Windows Interior Doors Exterior Doors Wall Systems

13 SIGNIFICANT MARGIN IMPROVEMENT ON FLAT USD REVENUES IN 2016 2017 YoY Change Net Revenues $242.3 1.6% Adjusted EBITDA $27.2 10.2% Adjusted EBITDA Margin 11.2% 80 bps Europe Segment Performance USD in millions Q1 Residential Doors Commercial Doors Fire Resistant Sound Dampening Security Doors

14 RECENT ACQUISITIONS DRIVING TOP-LINE GROWTH 2017 YoY Change Net Revenues $121.4 24.1% Adjusted EBITDA $13.2 48.5% Adjusted EBITDA Margin 10.9% 180 bps Australasia Segment Performance USD in millions Q1 Windows Doors Shower Enclosures Closet Systems Specialty Windows

Balance Sheet and Cash Flow

USD in millions

Balance Sheet and Liquidity	April 1, 2017	December 31, 2016[1]
Total Debt	$1,245.8	$1,620.0
Cash	$185.5	$102.7
Total Net Debt	$1,060.3	$1,517.3
Net Debt / Adjusted EBITDA	**2.56x**	**3.85x**
Liquidity [2]	**$448.4**	**$381.9**

Cash Flow	Q1 2017	Q1 2016
Cash Flow From Operations	($8.2)	($28.2)
Capital Expenditures [3]	($9.8)	($20.8)
Free Cash Flow	**($18.0)**	**($49.0)**

(1) Does not reflect the impact of proceeds received from initial public offering subsequent to year end.
(2) Liquidity includes cash and availability from undrawn revolving credit facilities.
(3) Includes purchases of property, equipment, and intangible assets.

NET LEVERAGE REDUCED TO 2.56x; SIGNIFICANT LIQUIDITY

15

16 Summary and 2017 Outlook Mark Beck, President and Chief Executive Officer

17 Balanced Approach to Revenue Growth COMBINATION OF CORE GROWTH AND M&A DRIVE REVENUE GROWTH* Future Acquisitions Markets Pricing Innovation Share  Exposure to attractive end markets  Analytics in place  Disciplined approach  Strategic focus  New products  Emerging technologies  Brand and channel investments  Sales force effectiveness tools Target* Core Growth 4-5% JELD-WEN Revenue Growth *Note: This presentation includes long-term targets, which are for illustrative purposes only. These long-term targets should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, if at all, such performance or results will be achieved.

18 Balanced Approach to Margin Expansion BLEND OF INTERNAL / EXTERNAL LEVERS DRIVING MARGIN EXPANSION Acquisitions 15%+ JELD-WEN Adj. EBITDA Margin Target* Profitable Organic Growth Operational Excellence  Implementation of JEM • Productivity / cost initiatives • Strategic sourcing • Sales, Inventory and Operations Planning • Quality  Operating leverage  Innovative new products  Share gains driven by: • Brand focus • Channel management • Sales force effectiveness  Strategic pricing  Drive margin accretive M&A through: • Target cultivation • Disciplined valuations • Effective integration • High-value products • Delivering synergies *Note: This presentation includes long-term targets, which are for illustrative purposes only. These long-term targets should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, if at all, such performance or results will be achieved.

19 2017 Outlook USD in millions OUTLOOK BASED ON CONTINUED MARGIN IMPROVEMENT IN 2017 Original Net Revenue Growth 1.5% – 3.5% 1.5% – 3.5% Adjusted EBITDA $435 – $455 $440 – $460 Capital Expenditures $90 – $100 $90 – $100 Updated

20 Appendix

21 Adjusted EBITDA Reconciliation USD in millions NOTE: Adjustments to Previously Reported Financial Information During the first quarter ended April 1, 2017, we identified errors related to the tax treatment of our share-based compensation expense and the inter- quarter allocation of a tax benefit associated with the release of a valuation allowance in a foreign jurisdiction reported for the year ended December 31, 2016. The amounts are not material to the periods impacted, and we have elected to revise our previously issued consolidated financial statements in our upcoming filings to correct the prior periods. In addition to the tax corrections, we also revised the financial statements for other accumulated misstatements impacting the period. The cumulative impact of the corrections for the three months ended March 26, 2016 was an increase in share-based compensation expense of $0.4 million and a decrease in tax expense of $0.1 million. The corrections had no impact on cash flow or adjusted EBITDA. Please refer to our Form 10-Q for the three-month period ended April 1, 2017 for additional details. Three months ending April 1, 2017 March 26, 2016 Net Income (loss) $6.4 $6.0 Adjustments: Loss (income) from discontinued operations, net of tax $0.0 ($0.5) Equity (earnings) loss of non-consolidated entities ($0.5) ($0.8) Income tax expense (benefit) $2.3 $2.1 Depreciation and amortization $27.1 $25.7 Interest expense, net(a) $26.9 $17.0 Impairment and restructuring charges $1.2 $2.9 Gain on sale of property and equipment ($0.0) ($3.6) Share-based compensation expense $5.4 $5.1 Non-cash foreign exchange transaction/translation (income) loss $4.4 $5.0 Other non-cash items $0.0 $0.4 Other items(b) $7.6 $1.8 Costs relating to debt restructuring and debt financing $0.3 $0.0 Adjusted EBITDA $81.0 $61.2 (a) For the tree months ended April 1, 2017, interest expense includes the write-off of $7.0 million of original issue discount and deferred financing fees related to the repayment of $375 million of debt (b) Other items not core to business activity include: (i) in the three-months ended April 1, 2017, (1) $5.7 million in legal costs, (2) $0.5 million in facility shut down costs, and (3) $0.3 million in IPO costs; and (ii) in the three-months ended March 26, 2016, (1) $0.9 million in acquisition costs, (2) $0.3 million in Dooria plant closure costs, and (3) $0.2 million of tax consulting costs in Europe.